UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K

CURRENT REPORT
PURSUANT TO SECTION 13 OR 15(d) OF THE
SECURITIES EXCHANGE ACT OF 1934

Date of Report (Date of earliest event reported): August 19, 2022

CV SCIENCES, INC.
(Exact name of registrant as specified in its charter)

Delaware	000-54677	80-0944970
(State or other jurisdiction of incorporation)	(Commission File Number)	(I.R.S. Employer Identification No.)

9530 Padgett Street, Suite 107
San Diego, California 92126
(Address of principal executive offices)

(866) 290-2157
(Registrant’s telephone number, including area code)
N/A
(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a -12)
☐Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d -2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e -4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of exchange on which registered
N/A

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter). Emerging Growth Company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 1.01 Entry into a Material Definitive Agreement

On August 19, 2022, CV Sciences, Inc., a Delaware corporation (the “Company”) entered into a Note Purchase Agreement (“Note Agreement”) with Streeterville Capital, LLC, a Utah limited liability company (“Streeterville”), in which the Company issued and sold to Streeterville a Secured Promissory Note in the original principal amount of $2,000,000 (the “Note”). The Note carries an original issuance discount of $400,000 and the Company agreed to pay $10,000 to Streeterville to cover legal fees, each of which were deducted from the proceeds of the Note received by the Company which resulted in a purchase price received by the Company of $1,590,000 (the “Purchase Price”).

No interest will accrue on the Note until an occurrence of an Event of Default, as defined in Section 4 of the Note. The Note provides for customary events of default, including, among other things, the event of nonpayment of principal, interest, fees or other amounts, a representation or warranty proving to have been incorrect when made, failure to perform or observe covenants within a specified period of time, a cross-default to certain other indebtedness of the Company, the bankruptcy or insolvency of the Company or any significant subsidiary, monetary judgment defaults of a specified amount and other defaults resulting in liability of a specified amount. In the event of a default by the Company, Streeterville may declare all amounts owed under the Note immediately due and payable. Also, a late fee and interest penalty of equal to either 22% per annum or the maximum rate allowable under law, whichever is lesser, may apply to any outstanding amount not paid when due or that remains outstanding while an event of default exists.

The unpaid amount of the Note, any interest, fees, charges and late fees accrued shall be due and payable in full nine months from August 19, 2022 (the “Maturity” Date”); provided, however, that within three (3) Trading Days of receipt by the Company of any employee retention credit funds owed to the Company under the Coronavirus Aid, Relief, and Economic Security Act (the “CARES Act”), such amounts will be paid to Lender; provided, further, that if at least $1 million in CARES Act proceeds are not remitted to Lender within ninety (90) days of August 19, 2022, the outstanding balance under the Note will be increased by five percent (5%). The Note is secured by all of the Company’s assets as set forth in the Security Agreement dated August 19, 2022 (the “Security Agreement”).

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Note Agreement, Note, and Security Agreement and is subject to, and qualified in its entirety by, the terms of said documents attached as Exhibits hereto, respectively, which are incorporated by reference herein.

Item 1.02 Termination of a Material Definitive Agreement

The Note Agreement required that the Company cancel and terminate the existing Senior Convertible Note dated March 25, 2022 (the “3i Note”) between the Company and 3i, LP (“3i, LP”) in the original principal amount of $1,060,000. As a result, on August 18, 2022 the Company and 3i, LP entered into a Cancellation Agreement and Mutual General Release dated August 18, 2022 (the “Cancellation Agreement”). Within three (3) business days of the Company’s closing of the Note financing described in Item 1.01, above, the Company shall pay to 3i, LP the total sum of $675,000 in full satisfaction and repayment of the 3i Note (the “Settlement Amount”) and all of its obligations thereunder and under any ancillary agreements between the Company and 3i, LP. 3i, LP has the right to terminate the Cancellation Agreement if the Settlement Amount is not received by September 1, 2022.

The preceding summary does not purport to be complete and is qualified in its entirety by reference to the Cancellation Agreement, and is subject to, and qualified in its entirety by, the terms of said document attached as an Exhibit hereto, respectively, which is incorporated by reference herein.

Item 7.01 Regulation FD Disclosure

On August 25, 2022, the Company issued a press release announcing Note Agreement. The press release is furnished as Exhibit 99.1 to this Current Report on Form 8-K.

Exhibit 99.1 contains forward-looking statements. These forward-looking statements are not guarantees of future performance and involve risks, uncertainties and assumptions that are difficult to predict. Forward-looking statements are based upon assumptions as to future events that may not prove to be accurate. Actual outcomes and results may differ materially from what is expressed in these forward-looking statements.

The information set forth under Item 7.01 of this Current Report on Form 8-K (“Current Report”), including Exhibit 99.1 attached hereto, is being furnished and shall not be deemed “filed” for purposes of Section 18 of the Securities Exchange Act of 1934, as amended (the “Exchange Act”), or otherwise subject to the liabilities of such section. The information in Item 7.01 of this Current Report, including Exhibit 99.1, shall not be incorporated by reference into any filing under the Securities Act of 1933, as amended, or the Exchange Act, regardless of any incorporation by reference language in any such filing, except as expressly set forth by specific reference in such a filing. This Current Report will not be deemed an admission as to the materiality of any information in this Current Report that is required to be disclosed solely by Regulation FD.

Item 9.01 Financial Statements and Exhibits

(d) Exhibits

10.1	Note Purchase Agreement dated August 19, 2022
10.2	Secured Promissory Noted dated August 19, 2022
10.3	Security Agreement dated August 19, 2022
10.4	Cancellation Agreement dated August 18, 2022
99.1	Press Release, dated August 25, 2022
104	Cover Page Interactive Data File (embedded within the Inline XBRL document)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: August 25, 2022

CV SCIENCES, INC.

By: /s/ Joseph Dowling
Joseph Dowling
Chief Executive Officer

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